UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2014

TELIK, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-31265	93-0987903
(Commission File No.)	(IRS Employer Identification No.)

11588 SORRENTO VALLEY ROAD, SUITE 20

SAN DIEGO, CA 92121

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (858) 259-9405

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

TELIK, INC.

11588 Sorrento Valley Road, Suite 20

San Diego, California 92121

(858) 259-9405

SUPPLEMENT TO THE PROXY STATEMENT FOR THE

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 20, 2014

On August 14, 2014, the Board of Directors of Telik, Inc., or Telik, approved a plan to revise Proposal No. 1 previously submitted to the stockholders as set forth in that certain Definitive Proxy Statement filed with the SEC on July 25, 2014, or the proxy statement, to permit the Board of Directors to amend Telik’s amended and restated certificate of incorporation to implement a reverse stock split at a ratio in the range of 1:5 to 1:15, such ratio to be determined by the Board of Directors.

Updated proxy materials, including a proxy card reflecting the changes to Proposal No. 1 set forth below will be mailed on or about August 27, 2014. If you have not yet voted, please vote your shares as instructed on the updated proxy card. If you have already voted, you do not need to take any further action at this time unless you wish to change your vote on Proposal No. 1. If you have already voted “FOR” Proposal No. 1 we will consider your prior vote as a “FOR” with respect to Proposal No. 1 as amended below. If you have already voted “AGAINST” Proposal No. 1, we request that you resubmit your vote if you now wish to vote “FOR” Proposal No. 1. We anticipate that we will adjourn the special meeting scheduled for August 20, 2014 to a later date to accommodate the mailing and distribution of these updated materials.

In connection with the above, the following information is provided to supplement the proxy statement. Text that is bold and struck through in the disclosures below shows text being removed from those disclosures and text that is bold and underlined below shows text being added to those disclosures. Terms used but not otherwise defined herein have the meanings given to them in the proxy statement, and all references to captions and page numbers refer to captions and page numbers in the proxy statement, respectively unless otherwise provided.

THE PROXY STATEMENT CONTAINS IMPORTANT ADDITIONAL INFORMATION AND THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

1.	The second paragraph labeled number 1 of the “Notice of Special Meeting to Stockholders” is amended in its entirety as follows:

1.  To approve an amendment to Telik’s certificate of incorporation to effect a reverse stock split of its common stock at a ratio in the range of 1:5 to 1:15, such ratio to be determined by the Board of Directors, ~~a five (5) for one (1) reverse stock split of Telik’s common stock~~ and related matters;

2.	The last paragraph entitled “Recommendation of the Board of Directors” commencing on page 1 is amended in its entirety as follows:

Recommendation of the Board of Directors. The Board of Directors recommends that you vote “FOR” an amendment and restatement to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock, $0.01 par value per share, at a ratio in the range of 1:5 to 1:15, such ratio to be determined by the Board of Directors, as set forth as Proposal 1 and vote “FOR” an amendment and restatement of Telik’s amended and restated certificate of incorporation to increase the number of authorized shares of Telik’s common stock and preferred stock and change the name of Telik to “MabVax Therapeutics Holdings, Inc.” as set forth as Proposal 2, and “FOR” an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 and/or Proposal 2.

3.	Paragraph number 1 under the sentence “The Special Meeting of stockholders will be held for the following purposes on page 4 is amended in its entirety as follows:

1. To approve an amendment of Telik’s certificate of incorporation to effect a ~~five (5) for one (1)~~ reverse stock split of Telik’s common stock at a ratio in the range of 1:5 to 1:15, such ratio to be determined by the Board of Directors, and related matters;

4.	The title of Proposal 1 on page 5 is amended in its entirety as follows:

TO APPROVE AN AMENDMENT TO TELIK’S CERTIFICATE OF INCORPORATION TO EFFECT A ~~FIVE (5) FOR ONE (1)~~ REVERSE STOCK SPLIT OF TELIK’S COMMON STOCK AT A RATIO IN THE RANGE OF 1:5 TO 1:15, AS DETERMINED BY THE BOARD OF DIRECTORS, AND RELATED MATTERS

5.	The first paragraph of Proposal 1 on page 5 is amended in its entirety as follows:

At the Special Meeting, Telik’s stockholders will be asked to approve an amendment to Telik’s certificate of incorporation to effect a ~~five-to-one~~ reverse stock split of the issued and outstanding shares of Telik’s common stock at a ratio in the range of 1:5 to 1:15, as determined by the Board of Directors, or the reverse stock split, and related matters. Upon the effectiveness of the amendment to Telik’s certificate of incorporation effecting the reverse stock split, the outstanding shares of Telik’s common stock will be reclassified and combined into a lesser number of shares such that one share of Telik’s common stock will be issued for five shares of outstanding Telik’s common stock. The form of the proposed amended and restated Telik certificate of incorporation will effect the reverse stock split, as more fully described below, but will not change the number of authorized shares, or the par value, of Telik’s common stock, subject to Proposal 2.

6.	Appendix A is amended in its entirety as follows:

APPENDIX A

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

TELIK, INC.

(Pursuant to Sections 228 and 242 of the

General Corporation Law of the State of Delaware)

The undersigned, J. David Hansen, hereby certifies that:

1. He is the duly elected Chief Executive Officer of Telik, Inc., a Delaware corporation (the “Corporation”).

2. That the name of this corporation is MabVax Therapeutics Holdings, Inc., the Corporation was originally incorporated pursuant to the General Corporation Law on October 20, 1988 under the name Terrapin Diagnostics, Inc. and its Certificate of Incorporation was last amended and restated on [                ], 2014.

3. This Certificate of Amendment of Amended and Restated Certificate of Incorporation has been duly adopted in accordance with Sections 228 and 242 of the General Corporation Law of Delaware and amends the Amended and Restated Certificate of Incorporation.

4. A new paragraph is hereby inserted at the end of Section A of Article IV to read as follows:

“Upon the effectiveness of the certificate of amendment to the amended and restated certificate of incorporation containing this sentence, each ~~five (5)~~ [     ] shares of the Common Stock issued and outstanding as of the date and time immediately preceding [          ], the effective date of a reverse stock split (the “Split Effective Date”), shall be automatically changed and reclassified, as of the Split Effective Date and without further action, into one (1) fully paid and non-assessable share of Common Stock. No fractional shares shall be issued and, in lieu thereof, any holder of less than one share of Common Stock will be entitled to receive cash for such holder’s fractional share equal to the product of such fraction multiplied by the average of the last reported bid and ask prices of Telik’s common stock at 4:00 p.m., Eastern time, end of regular trading hours on OTCQB marketplace during the ten (10) consecutive trading days ending on the last trading day prior to the filing date of this Amended and Restated Certificate of Incorporation.”

[signature page follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by J. David Hansen, its duly authorized Chief Executive Officer, this [   ] day of [                ], 2014.

TELIK, INC.,

a Delaware corporation

By:
[ ]
[ ]
A-2
7. The proxy card is amended and restated in its entirety as follows:

                TELIK, INC.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

Special Meeting Proxy Card
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

- - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

A	Proposals — The Board of Directors Recommends a Vote FOR Proposals 1, 2 and 3.

		For	Against	Abstain			For	Against	Abstain

1.	To approve an amendment to Telik’s certificate of incorporation to effect a reverse stock split in the range of 1:5 to 1:15, such ratio to be determined by the Board of Directors, and related matters;	☐	☐	☐	3.	To authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1 and/or Proposal 2;	☐	☐	☐

2.	To approve an amendment and restatement of Telik’s certificate of incorporation to (a) increase the number of shares of common stock to a new total of 150,000,000 shares, (b) increase the number of shares of Telik’s preferred stock to a new total of 15,000,000 shares, and (c) change the name of Telik to “MabVax Therapeutics Holdings, Inc.”;	☐	☐	☐	4.	To transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.

B	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign
Below

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼   PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

- - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

Proxy — TELIK, INC.

Proxy Solicited by the Board of Directors for the Special Meeting of Stockholders

to Be Held on August 20, 2014

The undersigned hereby appoints J. David Hansen and Gregory P. Hanson and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Telik, Inc. which the undersigned may be entitled to vote at the Special Meeting of Stockholders of Telik, Inc. to be held at the Company’s offices located at 11588 Sorrento Valley Road, Suite 20, San Diego, CA 92121, on August 20, 2014 at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

Unless a contrary direction is indicated, this Proxy will be voted FOR Proposal 1, Proposal 2 and Proposal 3, as more specifically described in the Proxy Statement. If specific instructions are indicated, this Proxy will be voted in accordance therewith.

Please Vote, Date and Promptly Return this Proxy in the Enclosed Return Envelope Which Is Postage Prepaid If Mailed in the United States.

Cautionary Statement Regarding Forward-Looking Statements

This supplemental material contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements are based on current plans, estimates and projections, and therefore, you should not place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Telik undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the equipment rental industries, and other legal, regulatory and economic developments. We use words such as “believes,” “anticipates,” “projects,” “will,” and similar expressions or derivations of these words to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including, but not limited to, those described in the documents Telik has filed with the SEC.

Additional Information and Where To Find It.

In connection with the proposals, Telik has filed and may be filing documents with the SEC, including the proxy statement. The proxy statement was mailed to Telik’s stockholders on or about July 30, 2014. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT TOGETHER WITH THE SUPPLEMENTAL INFORMATION ABOVE BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSALS. Investors and security holders may obtain free copies of these documents (when they are available) and other related documents filed with the SEC at the SEC’s web site at www.sec.gov, on Telik’s website at www.telik.com and by contacting Telik at (858) 259-9405.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELIK, INC.
Dated: August 14, 2014
	By:	/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer